SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): August 17, 2007 (August 13, 2007)

Organetix, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-29462	73-1556428
(Commission File Number)	(IRS Employer Identification No.)

c/o Sanders, Ortoli, Vaughn-Flam, Rosenstadt LLP
Organetix, Inc.
501 Madison Ave - 14th Floor
New York, N.Y. 10022
(Address of Principal Executive Offices)(Zip Code)

917-796-9926
(Registrant's Telephone Number, Including Area Code)

Special Note Regarding Forward-Looking Statements

This current report on Form 8-K (“Current Report”) contains certain statements that are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking words, such as “believes”, “expects”, ”may”, “will”, “would”, “estimate” or “anticipates” or the negative thereof or similar words. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause our actual transactions, results, performance or achievements to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to the following:

•	Our lack of profitability, our going concern and the need for additional capital to operate our business;

•	Other risks and uncertainties and those detailed from time to time in our filings with the Securities and Exchange Commission (“Commission”).

These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. The safe harbors for forward-looking statements provided by the Private Securities Litigation Reform Act are unavailable to issuers of “penny stock”. Our shares may be considered a penny stock and, as a result, the safe harbors may not be available to us.

Item 1.01 Entry into a Material Definitive Agreement

On August 13, 2007, Organetix, Inc. (“Company”) entered into a Definitive Exchange Agreement with KidFitness, Inc. (“KidFitness”) to acquire all of KidFitness’s shares in exchange for 64% of the Company’s shares of common stock prior to the Financing as defined below (“Exchange”). Upon completion of the Exchange, KidFitness will be a wholly-owned subsidiary of the Company and will be the Company’s sole business focus.

In addition to the satisfaction of customary due diligence review and necessary shareholder consents, the following specific conditions must be met at or prior to the closing of the Exchange:

•
Company’s articles of incorporation must be amended to (i) increase the number of authorized shares of common stock from 150,000,000 to 500,000,000 and (ii) change the name of the Company to “KidFitness, Inc.” or another name mutually acceptable to Organetix and KidFitness.

•
The Company and KidFitness must agree on the final terms and documentation related to a financing of $7,000,000 to $12,000,000 through the sale of the Company’s common stock in a private placement (“Financing”) and the Financing minimum must close contemporaneous with the closing of the Exchange. The proceeds of the Financing will be used for the operation and continued growth of the combined company as well as to pay off existing debts of KidFitness.

•	Messrs. Paul Neville and Anthony Barrasso must be appointed to the Board of Directors of the Company.

•	The Company must enter into employment contracts with KidFitness management, the terms of which shall be mutually acceptable to all parties.

Item 9.01 Financial Statements and Exhibits

(a)	Exhibits

Exhibit No.	Description

99.1	Exchange Agreement between Organetix, Inc., KidFitness, Inc. and Exchanging Shareholders, dated August 13, 2007
99.2	Press Release dated August 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organetix, Inc.

Date: August 17, 2007

/s/ Seth Shaw

Seth Shaw
President